                                                                    EXHIBIT 99.1

                            JOINT FILING STATEMENT

          We, the signatories of the Statement on Schedule 13D to which this Joint Filing Statement is attached, hereby agree that such Statement is filed, and any amendments thereto filed by either or both of us will be filed, on behalf of each of us.

Dated:  November 17, 2000               VULCAN VENTURES INCORPORATED



                                        By:      /s/ William D. Savoy
                                           -----------------------------
                                              Name:  William D. Savoy
                                              Title: President


Dated:  November 17, 2000                              *
                                        ________________________________
                                        Paul G. Allen


                                        *By:      /s/ William D. Savoy
                                            ----------------------------
                                        William D. Savoy as Attorney in Fact for
                                        Paul G. Allen pursuant to a Power of
                                        Attorney filed on August 30, 1999, with
                                        the Schedule 13G of Vulcan Ventures
                                        Incorporated and Paul G. Allen for
                                        Pathogenesis, Inc. and incorporated
                                        herein by reference


Dated:  November 17, 2000               CHARTER COMMUNICATIONS VENTURES, LLC



                                        By:      /s/ Curtis S. Shaw
                                            ----------------------------
                                              Name:  Curtis S. Shaw
                                              Title: Senior Vice President,
                                                     General Counsel and
                                                     Secretary

Dated:  November 17, 2000               CHARTER COMMUNICATIONS HOLDINGS, LLC



                                        By:     /s/ Curtis S. Shaw
                                           ------------------------------
                                             Name:  Curtis S. Shaw
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary


Dated:  November 17, 2000               CHARTER COMMUNICATIONS HOLDING
                                        COMPANY, LLC



                                        By:     /s/ Curtis S. Shaw
                                           ------------------------------
                                             Name:  Curtis S. Shaw
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary


Dated:  November 17, 2000               CHARTER COMMUNICATIONS, INC.



                                        By:     /s/ Curtis S. Shaw
                                           ------------------------------
                                             Name:  Curtis S. Shaw
                                             Title: Senior Vice President,
                                                    General Counsel and
                                                    Secretary